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                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-63393, No. 333-77879, No. 333-88071, No.
333-88069, No. 333-30512) of CSK Auto Corporation of our report dated April 2, 1999 relating to the financial statements and financial statement schedules, which appears in this Form 10-K/A.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Phoenix, Az
March 15, 2000